SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF
WELLS FARGO LARGE CAP STOCK FUNDS
For the Wells Fargo Large Company Value Fund (the "Fund")

At a meeting held November 15-16, 2016, the Board of Trustees of the Fund approved a change in the Fund's sub-adviser from Phocas Financial Corporation ("Phocas") to Analytic Investors, LLC ("Analytic"), effective February 1, 2017. In connection with this change, the Prospectus is amended as follows:

I. Principal Investment Strategy Changes -

Effective February 1, 2017, the section entitled "Fund Summary – Principal Investment Strategies" is deleted and replaced with the following:

Under normal circumstances, we invest:
 • at least 80% of the Fund's net assets in equity securities of large-capitalization companies.
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $489 million to $606 million, as of October 31, 2016, and is expected to change frequently.
We construct a diversified portfolio of large capitalization equity securities that we believe, based on the use of a proprietary quantitative investment process, will outperform the broad market while maintaining a risk profile similar to the Russell 1000 Value Index. In an attempt to minimize the likelihood and magnitude of underperformance versus the Russell 1000 Value Index, under normal market conditions, the Fund will seek to create a portfolio with sector exposures, as well as value and market capitalization characteristics that are relatively consistent with that index. We monitor the risk-return tradeoff of the overall portfolio, and will either rebalance the portfolio or sell one or more individual securities when our expected return targets are reached, or when portfolio risks increase beyond acceptable levels.

In addition, effective February 1, 2017, corresponding changes are made to the section entitled "Key Fund Information – Principal Investment Strategies."

II. Management Fee and Contractual Expense Cap Changes

Effective February 1, 2017, the Annual Fund Operating Expenses table in the section entitled "Fund Summary – Fees and Expenses" is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.54%	0.54%
Total Annual Fund Operating Expenses	0.94%	1.69%
Fee Waivers	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.83%	1.58%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.

The Manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.83% for Class A and 1.58% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

III. Example of Expenses Changes

Effective February 1, 2017, the table in the section entitled "Fund Summary – Example of Expenses" is deleted and replaced with the following:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$655	$261	$161
3 Years	$836	$511	$511
5 Years	$1,044	$897	$897
10 Years	$1,644	$1,979	$1,979

IV. Principal Investment Risks Change - Effective February 1, 2017, "Foreign Investment Risk" is deleted from the section entitled "Fund Summary – Principal Investments Risks." In addition, effective February 1, 2017, corresponding changes are made to the section entitled "Key Fund Information – Principal Investment Risks."

V. Sub-Adviser Change - Effective February 1, 2017, all references to Phocas in the Prospectus are deleted.

In addition, effective February 1, 2017, the section entitled "Fund Summary – Fund Management" is deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Analytic Investors, LLC	Dennis Bein, CFA, Portfolio Manager / 2016 Harindra de Silva, Ph.D., CFA, Portfolio Manager / 2016 Ryan Brown, CFA, Portfolio Manager / 2016

In addition, effective February 1, 2017, disclosure concerning the sub-adviser and portfolio managers for the Fund in the section entitled "The Sub-Advisers and Portfolio Managers" is deleted and replaced with the following:

Analytic Investors, LLC ("Analytic"), is a registered investment adviser located at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013. Analytic, a wholly-owned subsidiary of Wells Capital Management Incorporated and indirect wholly owned subsidiary of Wells Fargo & Company, serves as the sub-adviser and provides portfolio management services to the Fund.
Dennis Bein, CFA Mr. Bein joined Analytic in 1996, where he currently serves as a Chief Investment Officer and Portfolio Manager.
 Harindra de Silva, Ph.D., CFA Mr. de Silva joined Analytic in 1996, where he currently serves as President and Portfolio Manager.
 Ryan Brown, CFA Mr. Brown joined Analytic in 2007, where he currently serves as a Portfolio Manager.

November 17, 2016	LCR116/P101SP3